UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

September 20, 2019 (September 20, 2019)

Date of Report (Date of earliest event reported)

Protective Life Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-11339	95-2492236
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

2801 Highway 280 South

Birmingham, Alabama 35223

(Address of principal executive offices and zip code)

(205) 268-1000

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CF 240.14d-2(b))

☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company      ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.      ☐

Item 1.01      Entry into a Material Definitive Agreement.

On September 20, 2019, Protective Life Corporation, a Delaware corporation (the “Company”), issued $400,000,000 aggregate principal amount of its 3.400% Senior Notes due 2030 (the “Notes”) in a private offering exempt from the registration requirements of the Securities Act of 1933, as amended. The Notes were issued under a Senior Indenture, dated as of June 1, 1994 (the “Base Indenture”), between the Company and The Bank of New York Mellon Trust Company, N.A., as successor trustee (the “Trustee”), as supplemented by Supplemental Indenture No. 16, dated as of September 20, 2019 (“Supplemental Indenture No. 16,” and together with the Base Indenture, the “Indenture”).

The Notes will be the Company’s general unsecured obligations and will rank senior in right of payment to any future indebtedness of the Company that is expressly subordinated in right of payment to the Notes, equal in right of payment with all of the Company’s existing and future unsecured indebtedness that is not so subordinated, effectively junior in right of payment to any of the Company’s existing and future secured indebtedness to the extent of the value of the assets securing such indebtedness and structurally subordinated to all existing and future indebtedness and other liabilities of the Company’s subsidiaries. The Notes will bear interest at the rate of 3.400% per year, payable semi-annually in arrears on January 15 and July 15 of each year, commencing on July 15, 2020.

The Notes will mature on January 15, 2030. The Company may redeem the Notes prior to maturity, in whole at any time or in part from time to time, in accordance with the provisions of the Indenture.

The foregoing descriptions of the Base Indenture, Supplemental Indenture No. 16 and the Notes are qualified in their entirety by reference to the full text of such documents, which are attached hereto as Exhibits 4.1, 4.2 and 4.3, respectively, and incorporated herein by reference.

Item 2.03      Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure set forth in Item 1.01 is incorporated herein by reference.

Item 9.01      Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Description

4.1

Senior Indenture, dated as of June 1, 1994, between Protective Life Corporation and The Bank of New York Mellon Trust Company, N.A., as successor Trustee (incorporated by reference to Exhibit 4(c)(1) to Protective Life Corporation’s Annual Report on Form 10-K for the year ended December 31, 2017, filed with the SEC on March 2, 2018).

4.2

Supplemental Indenture No. 16, dated as of September 20, 2019, between Protective Life Corporation and The Bank of New York Mellon Trust Company, N.A., as successor Trustee, supplementing the Senior Indenture dated June 1, 1994.

4.3	Form of 3.400% Senior Note due 2030 (included in Exhibit 4.2).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PROTECTIVE LIFE CORPORATION

/s/ Paul R. Wells
Paul R. Wells
Senior Vice President, Chief Accounting Officer and Controller

Dated: September 20, 2019